GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IA-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.]  [Applicable to Class IA-3 Certificates only]

[THIS CLASS IA-__ CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.] [Applicable to Class IA-3 Certificates only]

THIS CLASS IA-__ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

[THE PRINCIPAL OF THIS CLASS IA-__ CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.] [Delete for Class IA-3 Certificates]

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IA-__ CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS IA-__ CERTIFICATES AS OF THE CLOSING DATE: $[ ]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ]
INITIAL CERTIFICATE RATE PER ANNUM: [ ]%	PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	[ ]
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
CUSTODIAN: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F
CLASS IA-__ CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IA-__ Certificates (the “Class IA-__ Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IA-__ Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Custodian may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicers specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIA-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.]  [Applicable to Class IIA-3, Class IIA-6, IIA-X, and IIA-P Certificates only]

[THIS CLASS IIA-__ CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.] [Applicable to Class IIA-3, IIA-6, and IIA-X Certificates only]

THIS CLASS IIA-__ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

[THE PRINCIPAL OF THIS CLASS IIA-__ CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.]  [Delete for Class IIA-3, Class IIA-6, and Class IIA-X Certificates]

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIA-__ CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS IIA-__ CERTIFICATES AS OF THE CLOSING DATE: $[ ]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ]
INITIAL CERTIFICATE RATE PER ANNUM: [ ]%	PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	[ ]
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
CUSTODIAN: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIA-__ CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-__ Certificates (the “Class IIA-__ Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-__ Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Custodian may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIIA-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIIA-__ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIIA-___ CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIIA-__ CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS IIIA-__ CERTIFICATES AS OF THE CLOSING DATE: $[ ]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ]
INITIAL CERTIFICATE RATE PER ANNUM: [ ]%	PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	[ ]
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
CUSTODIAN: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS IIIA-__ CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIIA-__ Certificates (the “Class IIIA-__ Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIIA-__ Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Custodian may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS A-X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS A-X CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS A-X CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS A-X CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-X CERTIFICATES AS OF THE CLOSING DATE: $[ ]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ]
INITIAL CERTIFICATE RATE PER ANNUM: [ ]%	PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	[ ]
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
CUSTODIAN: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS A-X CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-X Certificates (the “Class A-X Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

This Certificate will not be entitled to any distribution of principal. Interest on this Certificate for any Distribution Date will accrue from and including the preceding Distribution Date through and including the day preceding the current Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing the Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Notional Amount of all of the Class A-X Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS B__ CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Class B1, Class B2 and Class B3 Certificates only; delete for Class B4, Class B5 and Class B6 Certificates]

THIS CLASS B__ CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B__ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B__ CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

[NOTWITHSTANDING THE ABOVE, THIS SECURITY MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS SECURITY (A “PLAN INVESTOR”) UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A “BENEFIT PLAN OPINION”) TO THE EFFECT THAT THE PURCHASE OF THIS SECURITY WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS “PLAN ASSETS” FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF ANY SELLERS, THE DEPOSITOR, ANY SERVICER OR THE TRUSTEE OR (C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.]   [Applicable to Class B4, Class B5 and Class B6 Certificates only; delete for Class B1, Class B2 and Class B3 Certificates]

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS B__ CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B___ CERTIFICATES AS OF THE CLOSING DATE: $[ ]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ]
INITIAL CERTIFICATE RATE PER ANNUM: [ ]%	PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	[ ]
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
CUSTODIAN: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS B__ CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B__ Certificates (the “Class B__ Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and Wachovia Bank, National Association, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

[No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and effective registration or qualification under applicable state securities laws, or is made in a transaction that is exempt from the registration requirements of the 1933 Act.  By receipt of this Certificate, the Holder agrees to, and shall, indemnify the Depositor and the Trustee against any liability that may result if any transfer of this Certificate by the Holder is not exempt from registration under the 1933 Act and all applicable state securities laws or is not made in accordance with such federal and state laws.  Neither the Depositor nor the Trustee is obligated to register or qualify this Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under the Trust Agreement to permit the transfer of this Certificate without such registration or qualification.  The Trustee shall not register any transfer of this Certificate unless and until (i) the prospective transferee provides the Trustee with a transferee agreement (in substantially the form attached to the Standard Terms to Trust Agreement (February 2003 Edition) (the “Standard Terms”)), and the transfer otherwise complies with the Trust Agreement and the Standard Terms and (ii) the transferor and transferee each certify as to the factual basis for the registration exemption(s) relied upon.  The Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the 1933 Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor or the Trustee.  Notwithstanding the foregoing, no transferee agreement or Opinion of Counsel shall be required in connection with the initial transfer of this Certificate and no Opinion of Counsel shall be required in connection with the transfer of this Certificate by a broker or dealer, if such broker or dealer was the initial transferee.]   [Applicable to Class B4, Class B5 and Class B6 Certificates only; delete for Class B1, Class B2 and Class B3 Certificates]

[No transfer of this Certificate shall be made unless the Trustee shall have received from the prospective transferee of such Certificate, a benefit plan affidavit, acceptable to the Trustee and in substantially the form attached to the Standard Terms, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986 (the “Code”), nor a person acting on behalf of or investing plan assets of any such plan or arrangement or an Opinion of Counsel in accordance with the provisions of the Standard Terms.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]   [Applicable to Class B4, Class B5 and Class B6 Certificates only; delete for Class B1, Class B2 and Class B3 Certificates]

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B__ Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Custodian may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-2F

CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.  NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE.  NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OFTHE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC.  NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC.  RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A “PLAN INVESTOR”).

THIS CLASS R CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2F

CLASS R CERTIFICATE

PERCENTAGE INTEREST: 100%
DATE OF THE TRUST AGREEMENT: AS OF FEBRUARY 1, 2003	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $517,158,668
CLOSING DATE: FEBRUARY 28, 2003	SERVICERS: ABN AMRO MORTGAGE GROUP, INC., GMAC MORTGAGE CORPORATION AND NATIONAL CITY MORTGAGE CO.
FIRST DISTRIBUTION DATE: MARCH 25, 2003
FINAL SCHEDULED DISTRIBUTION DATE: MARCH 2032	TRUSTEE: JPMORGAN CHASE BANK
NO. __	CUSIP NO.: ___________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-2F

CLASS R CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

[                                      ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the “Class R Certificates”) issued pursuant to a trust agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002 among Bank of America, N.A. (“Bank of America”), Goldman Sachs Mortgage Company (“GSMC”), and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and GMAC Mortgage Corporation (the “GMAC AAR”), (iii) the Assignment, Assumption and Recognition Agreement, dated as of December 20, 2002, among Bank of America, GSMC, and National City Mortgage Co. (the “Nat City AAR,” and together with the ABN AMRO AAR and the GMAC AAR, the “Assignment Agreements”), and (iv) the related documents assigned pursuant thereto  to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on (i) the last Business Day of the month immediately preceding the month of such distribution, in the case of all Classes of Certificates other than the Class IA-2 and Class IA-3 Certificates or (ii) the Business Day immediately preceding a Distribution Date, in the case of the Class IA-2 and Class IA-3 Certificates  (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-2F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class R Certificates.  The Class R Certificates are sometimes referred to as the “Residual Interest Certificates.”  The Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a “residual interest” in a REMIC.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Custodian may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the REMIC and (ii) refrain from taking any action that could endanger such status.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer.  Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

In addition, the Custodian shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has “tax avoidance potential” as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached to the Standard Terms.  Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the REMIC as a REMIC or (ii) the imposition of a tax upon the REMIC.  Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein).  In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

The Depositor, the Servicers, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund and (b) the fair market value of the mortgage loans and all other property remaining in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 28, 2003

JPMORGAN CHASE BANK,
as Custodian

By:
         AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK,
as Certificate Registrar

By:
         AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New York
Stock Exchange for another national
Certificates exchange. Notarized or
witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to _______________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.